--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Growth & Income Fund
--------------------------------------------------------------------------------
                                December 31, 1998
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

GROWTH & INCOME FUND

     * After a sharp sell-off in late summer and early fall, the stock market roared back to close with its fourth consecutive annual gain over 20%.

     * The market's advance was narrowly led, with value stocks and small-cap stocks largely left behind.

     * The fund's gains of 1.22% and 9.96% for the 6- and 12-month periods lagged the S&P 500 and its Lipper peer group average, reflecting our dividend- and value-oriented strategy.

     * We purchased a number of stocks in sectors that had been beaten down, including energy and financial services.

     * Performance disparities such as those in 1998 tend to correct themselves as cycles change; the fund's valuation discipline should continue to be rewarding over time.

FELLOW SHAREHOLDERS

     The past year was characterized by favorable economic growth, declining interest rates, subdued corporate profits, and considerable stock market volatilityNespecially in the second half. The general market indices suffered declines of nearly 20% over a six-week period through the end of August and then, powered by technology stocks, launched a startling 30% gain in the final months of 1998.

================================================================================

    Performance Comparison
    ----------------------

    Periods Ended 12/31/98        6 Months        12 Months
    ----------------------        --------        ---------

    Growth & Income Fund           1.22%            9.96%

    S&P 500                        9.22            28.57

    Lipper Growth & Income
    Funds Average                  3.09            15.61

================================================================================

     This period was a disappointing one for your fund. Although the 1998 return of nearly 10% added nicely to the gains of recent years, it significantly lagged the overall market as measured by the S&P 500 Stock Index. The last quarter of the year was particularly frustrating from a comparative return perspective. Your fund held up better than its peer group in the third quarter correction and was ahead for the nine-month period, only to be left behind when the final market surge largely bypassed the types of stocks we emphasize.

DISTRIBUTIONS

     Your Board of Directors declared a fourth quarter income dividend of $0.14 per share, bringing the total for the year to $0.53. Additionally, on December 15, 1998, a long-term capital gain of $1.84 and a short-term gain of $0.01 were declared to shareholders of record on that date. You should have already received your check or statement reflecting these distributions, and also Form 1099-DIV reporting them for tax purposes.

MARKET ENVIRONMENT

     In addition to the previously mentioned level of volatility, there were several other distinct trends that made the investment environment very challenging for us last year. Foremost of these was the extremely narrow leadership of the market rise. Only 15 stocks accounted for over one-half of the return generated by the S&P 500. In fact, the average stock in the index experienced a gain of about 12% for the year, far below the index itself.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH  TRANSITION  PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     The other dominant trend of the past year was the superior performance of large-cap growth stocks compared with value stocks. In part, this reflected the uncertain corporate profit environment of the past year and the willingness of many investors to "pay up" to own companies where the confidence level in profitability improvement was high. This preference meant that companies exposed to global weakness, particularly basic industry and commodities, were almost totally left out of the rally. Not only was "growth" preferred, but only a handful of all growth companies were favored. Nearly all of the 15 companies driving the index return are generally considered to be blue chip growth stocks, and most of the 15 are technology stocks.

     Historically, performance disparities such as these tend to correct themselves during different phases of the business and stock market cycles. In fact, over longer periods, the average stock tends to out-perform the index, and the performance of growth stocks and value stocks is quite variable. Given the diversified, yield-oriented approach employed in the management of your fund, we expect relative returns to improve considerably as the trends reverse in the marketplace.

PORTFOLIO REVIEW

     The fund's asset allocation changed little over the past six months, with 94% in common stocks, 1% in convertibles, and 1% in bonds and preferred stocks. A modest reserve position of 4% allowed us some flexibility in implementing portfolio changes; however, due to our high equity commitment, money for some new additions was generated from the sale of existing holdings. This activity is summarized in the table of Major Portfolio Changes following this letter.

     Our major purchases in the last few months were a blend of new holdings and enhancements of existing positions, but in character they were quite similar. They were virtually all companies that were negatively affected by the previously mentioned trends and had lagged the market considerably. For example, BAKER HUGHES (oil services) and NEWMONT MINING (gold) were hurt by weakness in commodity prices related to the global economic slowdown. MORGAN STANLEY DEAN WITTER (investment banking and brokerage) was dragged down by the turmoil--even panic--in the financial markets. The stock declined from over $90 at the end of June to under $37 in early October, when we bought it. By year-end, it was back over $70. Pointing up the often unreliable nature of investor mood swings, the company just reported record fourth quarter earnings.

     All of the companies we purchased tend to have cyclical earnings patterns, and their share prices were penalized accordingly. It is our belief that anticipation of earnings improvement in these companies will also provide favorable investment opportunities, albeit over a more normal, multiyear horizon than was the case with Morgan Stanley Dean Witter.

================================================================================

FINANCIAL PROFILE
-----------------
                                    Growth &
As of 12/31/98                   Income Fund      S&P 500
--------------                   -----------      -------

    Current Yield                       2.3%         1.3%

    Price/Book Ratio                    4.0X         6.5X

    Price/Earnings Ratio
    (1999 estimated EPS)               19.6X        25.4X

    Historical Beta
    (based on monthly
    returns for 5 years)                0.75         1.00

================================================================================

     This recycling process--selling fully valued stocks and buying undervalued ones--is a vital component of a value-oriented investment approach. Our focus is to keep enhancing the yield and the relative valuation profile of your portfolio holdings. We believe that, over time, this focus will result in attractive returns and lower volatility. Your fund's emphasis on these characteristics is shown in the Financial Profile table. The volatility measure ("beta") means that the fund can be expected to have about 75% of the volatility of the S&P 500.

OUTLOOK

     The current environment remains difficult for a yield- and value- oriented approach like ours. Although this reality is frustrating in the short run, we remain confident that sticking to our valuation discipline will prove rewarding in the long run. Additionally, in a more adverse environment, we would expect your fund to perform better than the general market.

Respectfully submitted,

/s/

Stephen W. Boesel
President and Chairman of the Investment Advisory Committee
January 22, 1999

================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS
                                                       Percent of
                                                       Net Assets
                                                         12/31/98
------------------------------------------------------------------
  Pfizer                                                     2.5%
------------------------------------------------------------------
  Corning                                                    2.3
------------------------------------------------------------------
  GE                                                         2.3
------------------------------------------------------------------
  Dayton Hudson                                              1.8
------------------------------------------------------------------
  Chase Manhattan                                            1.7
------------------------------------------------------------------

  Fannie Mae                                                 1.7
------------------------------------------------------------------
  Amoco                                                      1.7
------------------------------------------------------------------
  American Home Products                                     1.6
------------------------------------------------------------------
  Household International                                    1.6
------------------------------------------------------------------
  Amerada Hess                                               1.5
------------------------------------------------------------------

  Unicom                                                     1.5
------------------------------------------------------------------
  FirstEnergy                                                1.4
------------------------------------------------------------------
  Burlington Northern Santa Fe                               1.4
------------------------------------------------------------------
  Pall                                                       1.4
------------------------------------------------------------------
  H&R Block                                                  1.4
------------------------------------------------------------------

  American Stores                                            1.4
------------------------------------------------------------------
  Norfolk Southern                                           1.3
------------------------------------------------------------------
  American General                                           1.3
------------------------------------------------------------------
  International Flavors & Fragrances                         1.3
------------------------------------------------------------------
  American Express                                           1.3
------------------------------------------------------------------

  AT&T                                                       1.3
------------------------------------------------------------------
  Reader's Digest                                            1.3
------------------------------------------------------------------
  AlliedSignal                                               1.2
------------------------------------------------------------------
  Great Lakes Chemical                                       1.2
------------------------------------------------------------------
  Sara Lee                                                   1.2
------------------------------------------------------------------
  Total                                                     38.6%
================================================================================
T. Rowe Price Growth & Income Fund
-------------------------------------------------------------------------------
Portfolio Highlights

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/98

Ten Largest Purchases
---------------------
Hercules *
Baker Hughes *
International Flavors & Fragrances
PacifiCorp *
AMP *
Morgan Stanley Dean Witter *
Union Pacific Capital Trust *
AlliedSignal
Newmont Mining
Starwood Hotels & Resorts

Ten Largest Sales
-----------------
Willis-Corroon **
Schlumberger **
Honeywell **
UNUM **
EXEL **
Waste Management
RJR Nabisco **
First Data **
Dominion Resources **
Warner-Lambert

     *    Position added
     **   Position eliminated

================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Growth & Income Fund SEC Chart Shown Here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/98             1 Year      3 Years      5 Years     10 Years
----------------------             ------      -------      -------     --------

Growth & Income Fund                9.96%       19.50%        17.41%      15.02%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period
Financial Highlights

                               Year
                              Ended
                            12/31/98   12/31/97  12/31/96  12/31/95  12/31/94
NET ASSET VALUE
Beginning of period       $   26.36 $   22.63  $  19.18  $   15.63 $   16.57
-------------------------------------------------------------------------------

Investment activities
 Net investment income         0.55      0.55      0.52       0.58      0.50
 Net realized and
 unrealized gain (loss)        2.00      4.71      4.34       4.16     (0.53)
-------------------------------------------------------------------------------

 Total from
 investment activities         2.55      5.26      4.86       4.74     (0.03)
-------------------------------------------------------------------------------

Distributions
 Net investment income        (0.53)    (0.56)    (0.51)     (0.59)    (0.49)
 Net realized gain            (2.13)    (0.97)    (0.90)     (0.60)    (0.42)
-------------------------------------------------------------------------------

 Total distributions          (2.66)    (1.53)    (1.41)     (1.19)    (0.91)
-------------------------------------------------------------------------------
NET ASSET VALUE
===============================================================================
End of period             $   26.25 $   26.36  $  22.63  $   19.18  $   15.63
===============================================================================


Ratios/Supplemental=Data=======================================================

Total return*                 9.96%     23.53%    25.64%    30.92%    (0.15)%
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets            0.77%      0.78%     0.82%     0.84%      0.81%
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                    2.03%      2.22%     2.53%     3.31%      3.08%
-------------------------------------------------------------------------------
Portfolio turnover rate       20.5%      15.7%     13.5%     26.2%      25.6%
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)              $  3,563  $   3,447  $  2,489  $  1,748   $  1,229
-------------------------------------------------------------------------------
     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Statement of Net Assets
--------------------------------------------------------------------------------

                                                     Shares/Par         Value
Common Stocks  93.6%
===============================================================================
FINANCIAL  14.4%

Bank and Trust  5.3%

Bank One                                                495,239   $      25,288
-------------------------------------------------------------------------------
Chase Manhattan                                         900,000          61,256
-------------------------------------------------------------------------------
Citigroup                                               616,437          30,514
-------------------------------------------------------------------------------
Golden Sate Bancorp *                                   319,300           5,308
-------------------------------------------------------------------------------
Golden State Bancorp, Warrants, 1/1/01 *                480,800           2,179
-------------------------------------------------------------------------------
KeyCorp                                               1,100,000          35,200
-------------------------------------------------------------------------------
National City                                           400,000          29,000
-------------------------------------------------------------------------------
                                                                        188,745
-------------------------------------------------------------------------------
Insurance  3.2%
American General                                        600,000          46,800
-------------------------------------------------------------------------------
St. Paul Companies                                    1,200,000          41,700
-------------------------------------------------------------------------------
Travelers Property Casualty (Class A)                   800,000          24,800
-------------------------------------------------------------------------------
                                                                        113,300
-------------------------------------------------------------------------------
Financial Services  5.9%
American Express                                        450,000          46,013
-------------------------------------------------------------------------------
Bear Stearns                                            565,329          21,129
-------------------------------------------------------------------------------
Fannie Mae                                              800,000          59,200
-------------------------------------------------------------------------------
Household International                               1,397,322          55,369
-------------------------------------------------------------------------------
Morgan Stanley Dean Witter                              400,000          28,400
-------------------------------------------------------------------------------
                                                                        210,111
-------------------------------------------------------------------------------
Total Financial                                                         512,156
-------------------------------------------------------------------------------

UTILITIES==12.6%===============================================================

Telephone  5.2%
AT&T                                                    600,000          45,150
-------------------------------------------------------------------------------
BellSouth                                               360,000          17,955
-------------------------------------------------------------------------------
Frontier                                              1,200,000          40,800
--------------------------------------------------------------------------------
GTE                                                     400,000          26,000
--------------------------------------------------------------------------------
SBC Communications                                      768,022          41,185
--------------------------------------------------------------------------------
Telebras ADR                                            200,000          14,538
--------------------------------------------------------------------------------
                                                                        185,628
--------------------------------------------------------------------------------
Electric Utilities  7.4%
DQE                                                     600,000          26,362
-------------------------------------------------------------------------------
Edison International                                    503,100   $      14,024
-------------------------------------------------------------------------------
Entergy                                                 780,379          24,289
-------------------------------------------------------------------------------
FirstEnergy                                           1,575,000          51,286
-------------------------------------------------------------------------------
GPU                                                     769,100          33,985
-------------------------------------------------------------------------------
Niagara Mohawk *                                      1,000,000          16,125
-------------------------------------------------------------------------------
PacifiCorp                                            1,000,000          21,063
-------------------------------------------------------------------------------
Texas Utilities                                         500,000          23,344
-------------------------------------------------------------------------------
Unicom                                                1,400,000          53,987
-------------------------------------------------------------------------------
                                                                        264,465
-------------------------------------------------------------------------------
Total Utilities                                                         450,093
-------------------------------------------------------------------------------

CONSUMER=NONDURABLES==21.0%====================================================

Cosmetics  1.3%
International Flavors & Fragrances                    1,042,900          46,083
-------------------------------------------------------------------------------
                                                                         46,083
-------------------------------------------------------------------------------
Beverages  2.2%
Anheuser-Busch                                          380,600          24,977
-------------------------------------------------------------------------------
Brown-Forman (Class B)                                  220,000          16,651
-------------------------------------------------------------------------------
PepsiCo                                                 900,000          36,844
-------------------------------------------------------------------------------
                                                                         78,472
-------------------------------------------------------------------------------
Food Processing  4.0%
General Mills                                           450,000          34,987
-------------------------------------------------------------------------------
Heinz                                                   300,000          16,988
-------------------------------------------------------------------------------
McCormick                                               472,400          15,958
-------------------------------------------------------------------------------
Ralston Purina                                          976,500          31,614
-------------------------------------------------------------------------------
Sara Lee                                              1,550,000          43,691
-------------------------------------------------------------------------------
                                                                        143,238
-------------------------------------------------------------------------------
Hospital Supplies/Hospital Management  1.6%
Abbott Laboratories                                     400,000          19,600
-------------------------------------------------------------------------------
Baxter International                                    246,400          15,847
-------------------------------------------------------------------------------
Smith & Nephew (GBP)                                  6,700,000          20,370
-------------------------------------------------------------------------------
                                                                         55,817
-------------------------------------------------------------------------------
Pharmaceuticals  6.0%
American Home Products                                1,000,000          56,312
-------------------------------------------------------------------------------
Pfizer                                                  700,000          87,806
-------------------------------------------------------------------------------
Pharmacia & Upjohn                                      700,000          39,638
-------------------------------------------------------------------------------
Warner-Lambert                                          400,000          30,075
-------------------------------------------------------------------------------
                                                                        213,831
-------------------------------------------------------------------------------

Miscellaneous Consumer Products  5.9%
Colgate-Palmolive                                       352,500   $      32,738
-------------------------------------------------------------------------------
Newell                                                  600,000          24,750
-------------------------------------------------------------------------------
Philip Morris                                           800,000          42,800
-------------------------------------------------------------------------------
Procter & Gamble                                        400,000          36,525
-------------------------------------------------------------------------------
Tomkins (GBP)                                         2,500,000          11,879
-------------------------------------------------------------------------------
Unifi                                                 1,000,000          19,563
-------------------------------------------------------------------------------
UST                                                   1,200,000          41,850
-------------------------------------------------------------------------------
                                                                        210,105
-------------------------------------------------------------------------------
Total Consumer Nondurables                                              747,546
-------------------------------------------------------------------------------


CONSUMER=SERVICES==6.1%========================================================

Restaurants  0.0%
Crestline Capital  *                                     76,570           1,120
-------------------------------------------------------------------------------
                                                                          1,120
-------------------------------------------------------------------------------
General Merchandisers  2.5%
Dayton Hudson                                         1,199,700          65,084
-------------------------------------------------------------------------------
J.C. Penney                                             500,000          23,437
-------------------------------------------------------------------------------
                                                                         88,521
-------------------------------------------------------------------------------
Specialty Merchandisers  2.0%
American Stores                                       1,313,800          48,529
-------------------------------------------------------------------------------
Tupperware                                            1,373,900          22,583
-------------------------------------------------------------------------------
                                                                         71,112
-------------------------------------------------------------------------------
Entertainment and Leisure  1.6%
Host Marriott                                           765,700          10,576
-------------------------------------------------------------------------------
Reader's Digest (Class A)                             1,032,400          26,004
-------------------------------------------------------------------------------
Reader's Digest (Class B)                               786,400          18,972
-------------------------------------------------------------------------------
                                                                         55,552
-------------------------------------------------------------------------------
Total Consumer Services                                                 216,305
-------------------------------------------------------------------------------

CONSUMER=CYCLICALS==7.1%=======================================================

Building and Real Estate  4.1%
CarrAmerica Realty, REIT                                665,000          15,960
-------------------------------------------------------------------------------
Federal Realty Investment Trust, REIT                   775,000          18,309
-------------------------------------------------------------------------------
Patriot American Hospitality, REIT                    2,300,003          13,800
-------------------------------------------------------------------------------
Prologis Trust, REIT                                    327,272           6,791
-------------------------------------------------------------------------------
Reckson Associates Realty, REIT                         750,000          16,641
-------------------------------------------------------------------------------
Rouse, REIT                                             599,500   $      16,486
-------------------------------------------------------------------------------
Simon DeBartolo Group, REIT                             841,000          23,968
-------------------------------------------------------------------------------
Spieker Properties, REIT                                200,000           6,925
-------------------------------------------------------------------------------
Starwood Hotels & Resorts, REIT                         775,000          17,583
-------------------------------------------------------------------------------
United Dominion Realty Trust, REIT                    1,057,900          10,910
-------------------------------------------------------------------------------
                                                                        147,373
-------------------------------------------------------------------------------
Miscellaneous Consumer Durables  3.0%
Corning                                               1,850,000          83,250
-------------------------------------------------------------------------------
Eastman Kodak                                           300,000          21,600
-------------------------------------------------------------------------------
                                                                        104,850
-------------------------------------------------------------------------------
Total Consumer Cyclicals                                                252,223
-------------------------------------------------------------------------------


TECHNOLOGY==1.9%===============================================================

Aerospace and Defense  1.3%
AlliedSignal                                          1,000,000          44,312
-------------------------------------------------------------------------------
                                                                         44,312
-------------------------------------------------------------------------------
Electronic Components  0.6%
AMP                                                     436,125          22,706
-------------------------------------------------------------------------------
                                                                         22,706
-------------------------------------------------------------------------------
Total Technology                                                         67,018
-------------------------------------------------------------------------------

CAPITAL=EQUIPMENT==3.6%========================================================

Electrical Equipment  3.0%
GE                                                      800,000          81,650
-------------------------------------------------------------------------------
Hubbell (Class B)                                       710,000          26,980
-------------------------------------------------------------------------------
                                                                        108,630
-------------------------------------------------------------------------------
Machinery  0.6%
Cooper Industries                                       455,907          21,741
-------------------------------------------------------------------------------
                                                                         21,741
-------------------------------------------------------------------------------
Total Capital Equipment                                                 130,371
-------------------------------------------------------------------------------


BUSINESS=SERVICES=AND==========================================================
===============================================================================
TRANSPORTATION  6.0%

Miscellaneous Business Services  3.3%
Browning-Ferris                                       1,400,000          39,812
-------------------------------------------------------------------------------
H&R Block                                             1,100,000          49,500
-------------------------------------------------------------------------------
Waste Management                                        588,645          27,446
-------------------------------------------------------------------------------
                                                                        116,758
-------------------------------------------------------------------------------
Railroads  2.7%
Burlington Northern Santa Fe                          1,500,000   $      50,625
-------------------------------------------------------------------------------
Norfolk Southern                                      1,500,000          47,531
-------------------------------------------------------------------------------
                                                                         98,156
-------------------------------------------------------------------------------
Total Business Services and Transportation                              214,914
-------------------------------------------------------------------------------

ENERGY==9.1%===================================================================

Energy Services  1.2%
Baker Hughes                                          1,400,000          24,762
-------------------------------------------------------------------------------
Halliburton                                             636,000          18,842
-------------------------------------------------------------------------------
                                                                         43,604
-------------------------------------------------------------------------------
Integrated Petroleum - Domestic  5.0%
Amerada Hess                                          1,100,000          54,725
-------------------------------------------------------------------------------
Atlantic Richfield                                      550,000          35,887
-------------------------------------------------------------------------------
British Petroleum ADR                                   400,000          38,000
-------------------------------------------------------------------------------
Unocal                                                  600,000          17,513
-------------------------------------------------------------------------------
USX-Marathon                                          1,100,000          33,137
-------------------------------------------------------------------------------
                                                                        179,262
-------------------------------------------------------------------------------
Integrated Petroleum - International  2.9%
Amoco                                                 1,000,000          59,000
-------------------------------------------------------------------------------
Texaco                                                  800,000          42,300
-------------------------------------------------------------------------------
                                                                        101,300
-------------------------------------------------------------------------------
Total Energy                                                            324,166
-------------------------------------------------------------------------------


PROCESS=INDUSTRIES==8.8%=======================================================

Diversified Chemicals  2.8%
Dow Chemical                                            400,000          36,375
-------------------------------------------------------------------------------
DuPont                                                  500,000          26,531
-------------------------------------------------------------------------------
Hercules                                              1,299,200          35,566
-------------------------------------------------------------------------------
                                                                         98,472
-------------------------------------------------------------------------------
Specialty Chemicals  3.3%
A. Schulman                                             940,123          21,241
-------------------------------------------------------------------------------
Great Lakes Chemical                                  1,100,000          44,000
-------------------------------------------------------------------------------
Pall                                                  2,000,000          50,625
-------------------------------------------------------------------------------
                                                                        115,866
-------------------------------------------------------------------------------

Paper and Paper Products  2.2%
Fort James                                            1,050,000          42,000
-------------------------------------------------------------------------------
Kimberly-Clark                                          700,000   $      38,150
-------------------------------------------------------------------------------
                                                                         80,150
-------------------------------------------------------------------------------
Forest Products  0.5%
Georgia-Pacific                                         325,000          19,033
-------------------------------------------------------------------------------
                                                                         19,033
-------------------------------------------------------------------------------
Total Process Industries                                                313,521
-------------------------------------------------------------------------------


BASIC=MATERIALS==3.0%==========================================================

Metals  2.1%
Alcoa                                                   326,400          24,337
-------------------------------------------------------------------------------
Inco                                                  2,000,000          21,125
-------------------------------------------------------------------------------
Nucor                                                   200,000           8,650
-------------------------------------------------------------------------------
Reynolds Metals                                         400,000          21,075
-------------------------------------------------------------------------------
                                                                         75,187
-------------------------------------------------------------------------------
Mining  0.9%
Newmont Mining                                        1,800,000          32,513
-------------------------------------------------------------------------------
                                                                         32,513
-------------------------------------------------------------------------------
Total Basic Materials                                                   107,700
-------------------------------------------------------------------------------

===============================================================================
Total Common Stocks (Cost  $2,159,261)                                3,336,013
===============================================================================


PREFERRED=STOCKS==0.1%=========================================================

Entergy-GSU (Series A)                                    2,660             267
-------------------------------------------------------------------------------
Entergy-GSU (Series B)                                   13,411             674
-------------------------------------------------------------------------------
Entergy-GSU, $8.64                                        3,458             351
-------------------------------------------------------------------------------

===============================================================================
Total Preferred Stocks (Cost  $1,268)                                     1,292
===============================================================================


CONVERTIBLE=PREFERRED=STOCKS==0.5%=============================================

Union Pacific Capital Trust, 6.25%                      400,000          18,587
-------------------------------------------------------------------------------

===============================================================================
Total Convertible Preferred Stocks (Cost  $18,123)                       18,587
===============================================================================


CONVERTIBLE=BONDS==1.0%========================================================

Corporate Express, (144a), 4.50%, 7/1/00             15,000,000          12,718
-------------------------------------------------------------------------------
Exide, (144a), 2.90%, 12/15/05                       40,000,000          23,500
-------------------------------------------------------------------------------

===============================================================================
Total Convertible Bonds (Cost  $40,831)                                  36,218
===============================================================================


CORPORATE=BONDS==0.8%==========================================================

Container Corp of America, Sr. Notes, 9.75%, 4/1/03   5,000,000   $       5,125
-------------------------------------------------------------------------------
Scotts, Sr. Sub. Notes, 9.875%, 8/1/04                5,000,000           5,371
-------------------------------------------------------------------------------
Starwood Hotel & Resort, Sr. Secured Notes, VR,
         8.868%, 1/25/99                             16,875,000          16,706

Total Corporate Bonds (Cost  $26,831)                                    27,202

SHORT-TERM=INVESTMENTS==4.1%===================================================

Money Market Funds  4.1%

Reserve Investment Fund, 5.42%, # +                 147,133,937         147,134

Total Short-Term Investments (Cost  $147,134)                           147,134

=Total=Investments=in=Securities===============================================

 100.1% of Net Assets (Cost $2,393,448)                               3,566,446
================================================================================
 Other Assets Less Liabilities                                           (3,289)

 NET ASSETS                                                           3,563,157
===============================================================================

 Net Assets Consist of:

 Accumulated net investment income - net of distributions       $       2,482

 Accumulated net realized gain/loss - net of distributions             14,143

 Net unrealized gain (loss)                                         1,172,998

 Paid-in-capital applicable to 135,755,222 shares of $0.01 par
 value capital stock outstanding; 500,000,000 shares authorized     2,373,534

 NET ASSETS                                                     $   3,563,157

 NET ASSET VALUE PER SHARE                                      $       26.25
=============================================================================

     #  Seven-day yield

     +  Affiliated company

     *  Non-income producing

   ADR  American Depository Receipt

  REIT  Real Estate Investment Trust

    VR  Variable rate

  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.02% of net assets.

   GBP  British sterling

================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Statement of Operations
-------------------------------------------------------------------------------
In thousands
                                                          Year
                                                         Ended
                                                      12/31/98
Investment=Income==============================================
Income
 Dividend                                           $   80,268
 Interest (including $9,733 from
   affiliated companies)                                18,967
---------------------------------------------------------------
 Total income                                           99,235
---------------------------------------------------------------
Expenses
 Investment management                                  20,258
 Shareholder servicing                                   6,376
 Custody and accounting                                    218
 Prospectus and shareholder reports                        179
 Registration                                              103
 Directors                                                  15
 Legal and audit                                            15
 Miscellaneous                                              20
---------------------------------------------------------------
 Total expenses                                         27,184
---------------------------------------------------------------
Net investment income                                   72,051
---------------------------------------------------------------
Realized=and=Unrealized=Gain=(Loss)============================
Net realized gain (loss)
 Securities                                            248,770
 Foreign currency transactions                              20
---------------------------------------------------------------
 Net realized gain (loss)                              248,790
Change in net unrealized gain or loss on securities     14,493
---------------------------------------------------------------
Net realized and unrealized gain (loss)                263,283
---------------------------------------------------------------
INCREASE (DECREASE) IN NET
===============================================================
ASSETS FROM OPERATIONS                              $  335,334
    ASSETS FROM OPERATIONS

The accompanying notes are an integral part of these financial st

================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
In thousands

                                               Year
                                               Ended
                                            12/31/98    12/31/97
==Increase=(Decrease)=in=Net=Assets===============================
  Operations
   Net investment income                   $  72,051   $  67,215
   Net realized gain (loss)                  248,790     153,146
   Change in net unrealized gain or loss      14,493     413,196
------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations   335,334  633,557
------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                     (69,614)    (68,368)
   Net realized gain                        (271,171)   (121,448)
------------------------------------------------------------------
  Decrease in net assets from distributions (340,785)   (189,816)

  Capital share transactions *
   Shares sold                               567,095     719,456
   Distributions reinvested                  333,198     185,574
   Shares redeemed                          (778,401)   (390,878)
------------------------------------------------------------------
   Increase (decrease) in net assets
     from capital share transactions         121,892     514,152

==Net=Assets======================================================
  Increase (decrease) during period          116,441     957,893
  Beginning of period                      3,446,716   2,488,823

==================================================================
  End of period                            $3,563,157  $3,446,716
==================================================================

*Share information
   Shares sold                                20,871      29,160
   Distributions reinvested                   12,745       7,236
   Shares redeemed                           (28,635)    (15,606)
------------------------------------------------------------------
   Increase (decrease) in shares
     outstanding                               4,981      20,790

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $691,774,000 and $687,816,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,393,448,000. Net unrealized gain aggregated $1,172,998,000 at period-end, of which $1,310,986,000 related to appreciated investments and $137,988,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,706,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,292,000 for the year ended December 31, 1998, of which $395,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 9.1% of the outstanding shares of the Growth and Income Fund at December 31, 1998. For the year then ended, the fund was allocated $827,000 of Spectrum expenses, $95,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $9,733,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $6,075,000 with certain affiliates of the manager and paid commissions of $31,000 related thereto.

================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Growth & Income Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Growth & Income Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

     *    $1,267,000 from short-term capital gains,

     * $269,904,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $66,613,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   Options   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*Access  [Registration Mark]
          and  the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
          www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT   GUIDES  Asset  Mix  Worksheet,   College   Planning  Kit,
          Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

         * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

================================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health  Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era New  Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate  Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term  Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida  Intermediate  Tax-Free***
Georgia  Tax-Free Bond
Maryland  Short-Term Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond +
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond Global Bond ++
International Bond Money

MARKET FUNDS +++
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
**   Closed to new investors.
***  Formerly named Florida Insured Intermediate Tax-Free.
+    Formerly named Tax-Free Insured Intermediate Bond.
++   Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.
Please call for a prospectus. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

          We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

          IRAs AND QUALIFIED PLANS
          ----------------------------------------------------------------------
          Traditional IRA
          Roth IRA
          Rollover IRA
          SEP-IRA
          SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
          401(k)
          403(b)
          457 Deferred Compensation

          RETIREMENT RESOURCES AT T. ROWE PRICE
          ----------------------------------------------------------------------

          PLANNING AND INFORMATIONAL GUIDES
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          INVESTMENT KITS
          The IRA Investing Kit
          Roth IRA Conversion Kit
          Rollover IRA Kit
          The T. Rowe Price SIMPLE IRA Plan Kit
          The T. Rowe Price SEP-IRA Plan
          The Simplified Keogh Plan [Registration Mark] From T. Rowe Price
          The T. Rowe Price 401(k) Century PlanRegistration Mark (for small businesses)
          Money Purchase Pension/Profit Sharing Plan Kit
          Investing for Retirement in Your 403(b) Account
          The T. Rowe Price No-Load Variable Annuity Information Kit

          INSIGHTS REPORTS
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement The Roth IRA: A Review

          SOFTWARE PACKAGES
          T. ROWE PRICE RETIREMENT PLANNING ANALYZER TM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
          T. ROWE PRICE VARIABLE ANNUITY ANALYZER TM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

          Many of these resources are also available for viewing or ordering on the Internet at WWW.TROWEPRICE.COM.
================================================================================

T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

THE FUNDAMENTALS OF INVESTING

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------------------------------------------------------------

          GENERAL INFORMATION
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          The Basics of  International  Stock  Investing
          The Basics of Tax-Free Investing
          The  Fundamentals  of Fixed  Income  Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.
================================================================================

T. Rowe Price Brokerage
--------------------------------------------------------------------------------

Brokerage Services

               T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

               Our brokerage service offers significant commission savings over full-service brokerages on a wide range of individual securities and other investments.* It also provides high-quality services and financial tools you can use to manage your investments effectively and conveniently.

               Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. Trades executed through these automated services provide additional commission savings.**

               Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vickers, Lipper, and other well-known research providers.

               Dividend Reinvestment Service This service helps keep more of your money working for you. Virtually all stocks held in customer accounts are eligible for this service, free of charge.

                    *    Based    on    an     April     1998     survey     for
                         representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.

                    ** Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Growth & Income  Fund [Registration Mark.]

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        F54-050  12/31/98